SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934

Date of Report: November 14, 1996
(Date of earliest event reported)



         Asset Securitization Corporation
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(Exact Name of registrant as specified in its charter)

Delaware                      33-49370-01                        13-3672337
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(State or Other Juris-       (Commission                      (I.R.S. Employer
diction of Incorporation)     Number)                     Identification Number)


Two World Financial Center, Building B, New York, New York      10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:           212-667-9300
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This Document contains exactly    05  Pages.
The Exhibit Index is on Page    05  .



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ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-D3 issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Management, Inc., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-49370-01) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the November 14, 1996 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                    Item 601(a) of
                    Regulation S-K
    Exhibit No.     Exhibit No.            Description

    5.1             99                     Monthly distribution report pursuant
                                           to Section 4.2 of the Pooling and
                                           Servicing Agreement for the
                                           distribution on November 14, 1996.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   AMRESCO MANAGEMENT, INC., IN
                                                   ITS CAPACITY AS SERVICER
                                                   UNDER THE POOLING AND
                                                   SERVICING AGREEMENT ON
                                                   BEHALF OF NOMURA ASSET
                                                   SECURITIES CORPORATION,
                                                   REGISTRANT





                                                  By: /s/  Daniel B. Kirby
                                                        Daniel B. Kirby,
                                                        Senior Vice President


                                                  By: /s/  William J. Sweeney
                                                        William J. Sweeney, Jr.,
                                                        Vice President


Date: November 21, 1996

EXHIBIT INDEX



                  Item 601(a) of
                  Regulation S-K
  Exhibit No.     Exhibit No.             Description

  5.1             99                      Monthly distribution report pursuant
                                          to Section 4.2 of the Pooling and
                                          Servicing Agreement for the
                                          distribution on November 14, 1996.